 Fourth Quarter and Full-Year 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO
 Fourth Quarter and Full-Year 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Forward-Looking Statements  The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook, and pending orders. We will not recognize the pending orders described in this presentation as bookings until the purchase order is signed and the associated down payments are received. The timing and receipt of these items are subject to a number of uncertainties, and there can be no assurance that we will be able to record bookings or recognize revenues on the pending orders described in this presentation. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended September 28, 2013. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; oriented strand board market and levels of residential construction activity; commodity and component price increases or shortages; dependence on certain suppliers; international sales and operations; our acquisition strategy; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Use of Non-GAAP Financial Measures  In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2013 fourth quarter earnings press release issued February 19, 2014, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   BUSINESS REVIEW  Jonathan W. PainterPresident & CEO

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Q4 2013 Financial Highlights  ($ Millions, except per share amounts)  Q4 2013  Q4 2012  % CHANGE  Revenue  $94.8  $78.1  21.5%  Gross Margin  43.9%  43.0%  n.m.  Operating Income  $7.6  $6.7  12.9%  Adjusted Operating Income1,2  $9.3  $6.7  38.1%  Adjusted EBITDA1,2  $11.8  $8.7  35.2%  Diluted EPS1  $0.52  $0.84  -38.1%  Adjusted Diluted EPS1,2  $0.51  $0.44  15.9%  Parts and Consumables Revenue  $58.7  $49.6  18.5%  Bookings  $84.0  $76.0  10.5%  Cash Flow  $9.2  $12.7  -27.4%  1 Diluted EPS, adjusted diluted EPS, adjusted operating income, and adjusted EBITDA are from continuing operations.2 Adjusted diluted EPS, adjusted operating income, and adjusted EBITDA are non-GAAP financial measures that exclude certain items as detailed in our Q4 2013 earnings press release issued February 19, 2014.  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   2013 Financial Highlights  ($ Millions, except per share amounts)  2013  2012  % CHANGE  Revenue  $344.5  $331.8  3.8%  Gross Margin  45.8%  43.9%  n.m.  Diluted EPS1  $2.07  $2.66  -22.2%  Adjusted Diluted EPS1,2  $2.07  $2.29  -9.6%  Adjusted EBITDA1,2  $44.7  $44.8  -0.3%  Adjusted EBITDA/Sales1,2  13.0%  13.5%  n.m.  Bookings  $343.0  $300.4  14.2%  Cash Flow  $39.9  $30.5  31.1%  Return on Total Capital2,3  9.1%  13.1%  n.m.  1 Diluted EPS, adjusted diluted EPS, and adjusted EBITDA are from continuing operations. 2 Adjusted EBITDA, adjusted diluted EPS, and adjusted net income are non-GAAP financial measures that exclude certain items as detailed in our Q4 2013 earnings press release issued February 19, 2014.3 Return on total capital is based on adjusted net income divided by the sum of stockholders’ equity less net cash.  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Q4 2013 Revenue By Product Line  ($ Millions)  Q4 2013  Q4 2012  % CHANGE  EXCL. FX  Stock-Preparation  $32.4  $28.1  15.4%  12.2%  Doctoring, Cleaning, & Filtration  30.3  24.8  22.1%  21.1%  Fluid-Handling  24.9  22.8  9.2%  8.0%  Wood Processing Systems  4.6  0.0  n.m.  n.m.  Fiber-based Products  2.6  2.4  12.7%  12.7%  TOTAL  $94.8  $78.1  21.5%  19.7%  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Q4 2013 Bookings By Product Line  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.  ($ Millions)  Q4 2013  Q4 2012  % CHANGE  EXCL. FX  Stock-Preparation  $22.6  $25.2  -10.4%  -12.3%  Doctoring, Cleaning, & Filtration  28.1  27.7  1.6%  0.7%  Fluid-Handling  23.3  20.5  13.5%  12.5%  Wood Processing Systems  6.0  0.0  n.m.  n.m.  Fiber-based Products  4.0  2.6  54.4%  54.4%  TOTAL  $84.0  $76.0  10.5%  9.3%

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Bookings and Revenues  US$ (millions)

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Parts and Consumables Bookings and Revenues  US$ (millions)

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   REGIONAL PERFORMANCE

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   North America Bookings and Revenues  US$ (millions)

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Europe Bookings and Revenues  US$ (millions)

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   China Bookings and Revenues  US$ (millions)  $36.2

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   South America Bookings and Revenues  US$ (millions)

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  FY 2014 GAAP diluted EPS of $2.60 to $2.70FY 2014 revenues of $405 to $415 millionQ1 2014 GAAP diluted EPS of $0.38 to $0.40 Q1 2014 revenues of $94 to $96 million

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   FINANCIAL REVIEW  Thomas M. O’BrienExecutive Vice President & Chief Financial Officer

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly Gross Margins

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Full-Year Gross Margins

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly SG&A

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Full-Year SG&A

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly Adjusted Diluted EPS    Q4 2013  Q4 2013  Q4 2012  Q4 2012    $ in millions  Diluted EPS  $ in millions  Diluted EPS  Net Income and Diluted EPS from Continuing Operations, as reported  $5.9  $0.52  $9.6  $0.84  Restructuring Income   (0.1)  (0.01)   -  -  Benefit from Discrete Tax Items   -   -  (4.6)  (0.40)  Adjusted Net Income and Adjusted Diluted EPS*  $5.8  $0.51  $5.0  $0.44  *Adjusted net income and adjusted diluted EPS are non-GAAP financial measures.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   4Q12 to 4Q13 Adjusted Diluted EPS from Continuing Operations

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Full-Year Adjusted Diluted EPS    2013  2013  2012  2012    $ in millions  Diluted EPS  $ in millions  Diluted EPS  Net Income and Diluted EPS from Continuing Operations, as reported  $23.5  $2.07  $30.9  $2.66  Other Expense  -  -  0.3  0.03  Benefit from Discrete Tax Items  -  -   (4.6)   (0.40)  Adjusted Net Income and Adjusted Diluted EPS*  $23.5  $2.07  $26.6  $2.29  *Adjusted net income and adjusted diluted EPS are non-GAAP financial measures.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Adjusted Diluted EPS from Continuing Operations

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Cash Flow  ($ Millions)  4Q13  4Q12  YTD4Q13  YTD4Q12  Income from Continuing Operations  $6.0  $9.7  $23.7  $31.1  Depreciation and Amortization  3.0  2.0  9.8  8.4  Stock-Based Compensation  1.4  1.2  5.2  4.8  Other Items  (0.6)  (5.3)  (3.1)  (5.0)  Change in Current Assets & Liabilities (excl. acquisitions)  (0.6)  5.1  4.3  (8.8)  Cash Provided by Continuing Operations  $9.2  $12.7  $39.9  $30.5

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Free Cash Flow  Free cash flow is defined as cash flows from continuing operations less purchases of property, plant, and equipment.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Stock Repurchases and Dividends  ($ in Millions, except per share amounts)  2013  2012  2011  Common Stock Repurchases  $5.4  $14.5  $16.1  Average Price per Share  $30.67   $22.87  $21.52  Cash Dividends  $4.2  -   -  Total Stock Repurchases and Dividends  $9.6  $14.5  $16.1  Net Income from Continuing Operations  $23.5   $30.9  $33.6  % of Net Income from Continuing Operations  41%  47%  48%

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Key Working Capital Metrics    4Q13  3Q13  4Q12  Days in Receivables  70  64  72  Days in Inventory  96  92  87  Days in Payables  48  46  47

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Working Capital and Cash Conversion Days    4Q13  3Q13  4Q12  Working Capital % LTM Revenues*  16.6%  14.4%  13.9%  Cash Conversion Days**  118 days  110 days  112 days  *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.** Based on days in receivables plus days in inventory less days in accounts payable.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Cash and Debt  ($ Millions)  4Q13  3Q13  4Q12  Cash, cash equivalents, and restricted cash  $50.2  $73.2  $54.6  Debt  (38.6)  (14.5)  (6.9)  Net Cash  $11.6  $58.7  $47.7

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Leverage Ratio  * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 and as amended on November 1, 2013 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  Q1 2014 GAAP diluted EPS of $0.38 to $0.40 FY 2014 GAAP diluted EPS of $2.60 to $2.70CAPEX of $9 to $10 millionDepreciation & Amortization Expense of $11 million

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Questions & Answers  To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Key Take-Aways  Solid financial performance in 2013Record gross margin, near-record adjusted EBITDA in 2013 Cash flow remains healthyParts and Consumables business strong and growing2014 is expected to be a solid year for EPS and revenue growth

 Fourth Quarter and Full-Year 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   APPENDIX  Investor Contact: Thomas M. O’Brien, 978-776-2000

 * KAI 4Q13 Business Review–February 20, 2014© 2014 Kadant Inc. All rights reserved.   Appendix: Revenue  2013  2012  ($ Millions)  2013  2012  % Change  Parts & Consumables  $214.7  $189.9  13%  Capital  $129.8  $141.9  -9%  Total  $344.5  $331.8  4%